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                                                                    Exhibit 10.2

                        SECOND AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                      ------------------------------------


         This Second Amendment to Amended and Restated Loan and Security Agreement, dated as of September 30, 1995, between DURAMED PHARMACEUTICALS, INC., a Delaware corporation (referred to herein as "Borrower") and THE PROVIDENT BANK ("Bank"), an Ohio banking corporation.

                                   WITNESSETH

         WHEREAS, Borrower and Bank have previously entered into an Amended and Restated Loan and Security Agreement dated December 31, 1994 as previously amended by a First Amendment to Amended and Restated Loan and Security Agreement dated August 27, 1995 (the "Loan and Security Agreement");

         WHEREAS, Borrower wishes to increase the revolving credit facility under the Loan and Security Agreement by an additional $2,000,000 and change the Additional Term Note to a revolving credit;

         WHEREAS, Bank is willing to increase the revolving credit facility and change the Additional Term Note to a revolving credit; and

         WHEREAS, the terms used in this Agreement shall have the meanings as defined in the Loan and Security Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereto desiring legally to be bound, hereby agree as follows:

         1. Section 2.1 of the Loan and Security Agreement is hereby amended to delete "Ten Million Five Hundred Thousand Dollars ($10,500,000.00)" and to substitute "Twelve Million Five Hundred Thousand Dollars
($12,500,000.00)" in the place thereof.

         2. The terms of the Three Million Dollar ($3,000,000.00) Promissory Note dated August 22, 1995 are hereby amended by the addition of the following paragraph:

                 "Revolving Credit: This Note is a revolving credit subject to the terms of this paragraph. Subject to the conditions hereof and of any other agreements between the parties relating hereto and until maturity (whether at scheduled or accelerated maturity), the undersigned may borrow and reborrow from the holder and the holder may, in its sole discretion, lend and relend to the undersigned such amounts not to exceed the Maximum Credit as the undersigned may at any time and from time to time request upon satisfactory notice to the holder."

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         3.      Borrower hereby represents and warrants that no Event of
Default, or event which with the passage of time or the giving of notice, or both, should become an Event of Default, has occurred and is continuing as of the date hereof, except with respect to the breach of Section 5.15 of the Loan and Security Agreement previously waived by Bank.

         4. All of the terms and conditions of the Loan and Security Agreement not amended hereby shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Amended and Restated Loan and Security Agreement to be executed and delivered as of the date first above written.

                                        DURAMED PHARMACEUTICALS, INC.



                                        By: /s/ E. Thomas Arington
                                            --------------------------------
                                                President




                                        THE PROVIDENT BANK



                                        By: /s/ Robert L. Hoverson
                                           ---------------------------------
                                                Executive Vice President